CONSOLIDATED STATEMENTS OF LOSSES - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Operating expenses:
Research and development	$ 18	$ 44
License termination cost	1,969	0
General and administrative	494	565
Total operating expenses	2,481	609
Loss from operations	(2,481)	(609)
Other income (expense):
Gain (loss) on change in fair value of derivative liability	(3,846)	327
Gain on conversion of debt	334	125
Interest (expense), net	(302)	(777)
Loss before provision for income taxes	(6,295)	(934)
Provision for income taxes	0	0
Net loss	(6,295)	(934)
Deemed dividend	(64)	(54)
Net loss attributable to common shareholders	$ (6,359)	$ (988)
Net loss per common share, basic and diluted	$ (0.14)	$ (4.22)
Weighted average shares outstanding, basic and diluted	43,343,388	234,345